SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 4, 1999


                      CHAMPION COMMUNICATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        000-29032                                          76-0448005
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(Commission File Number)                       (IRS Employer Identification No.)



                         1610 Woodstead Court, Suite 330
                           The Woodlands, Texas 77380
           (Address of principal executive office, including zip code)

                                 (281) 362-0144
              (Registrant's telephone number, including area code)










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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On January 4, 1999, the Board of Directors of the Company approved the recommendation by the Audit Committee of the Board of Directors to (i) engage BDO Seidman, LLP as the independent accountants for Champion Communication Services, Inc., and (ii) accept the resignation of KPMG LLP as such independent accountants.

         KPMG LLP was previously the principal accountants for Champion Communication Services, Inc. and subsidiaries. On December 31, 1998, that firm resigned. The decision to change accountants was approved by the Board of Directors.

         In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent interim period through December 31, 1998, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A.       Exhibits:

                  Exhibit 16. Letter regarding change in certifying accountants.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHAMPION COMMUNICATION SERVICES, INC.
                            (Registrant)




Date:  January 11, 1999    By:       /s/Albert F. Richmond
                                     -------------------------------------------
                                     Albert F. Richmond, Chief Executive Officer



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